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                                                                     EXHIBIT 4.1

              DESCRIPTION OF SPECIMEN COMMON STOCK CERTIFICATE

                                    [FRONT]

              TEMPORARY CERTIFICATE EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                     CERTIFICATE WHEN READY FOR DELIVERY


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
INCORPORATED UNDER THE LAWS OF                 COMMON STOCK
THE STATE OF DELAWARE                          PAR VALUE $.01

NUMBER                                         SHARES
C

THIS CERTIFICATE IS TRANSFERABLE               CUSIP
EITHER IN CHICAGO, IL OR                       SEE REVERSE FOR CERTAIN
IN NEW YORK, NY                                DEFINITIONS
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                             INTEGRATED ELECTRICAL
                                 SERVICES, INC.


This certifies that


is the owner of


           SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF

Integrated Electrical Services, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witnesseth

                              CERTIFICATE OF STOCK
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
/s/ C. Byron Snyder                           DATE
                     Chairman of the Board
                                              COUNTERSIGNED AND REGISTERED
                                              HARRIS TRUST AND SAVINGS BANK
                                                              TRANSFER AGENT
                                                               AND REGISTRAR,
/s/ C. Byron Snyder                           BY
                     Secretary                           AUTHORIZED SIGNATURE
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                      INTEGRATED ELECTRICAL SERVICES, INC.
                                   CORPORATE
                                      SEAL
                                    DELAWARE


                                   [REVERSE]

                      INTEGRATED ELECTRICAL SERVICES, INC.

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, and relative rights, preferences and limitations of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM - as tenants in common                    UNIF GIFT MIN ACT - ______ (Cust)
TEN ENT - as tenants by the entireties            Custodian ________(Minor) under Uniform
JT TEN - as joint tenants with rights of          Gifts to Minors Act _________ (State)
survivorship and not as tenants in common

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    Additional abbreviations may also be used though not in the above list.

         For value received, ________ hereby sell, assign and transfer unto
_____________ [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE] [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
OF ASSIGNEE] ___________ shares of the capital stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint __________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.  Dated, ________
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NOTICE:
THE SIGNATURE(S) TO          X__________(SIGNATURE)
THIS ASSIGNMENT MUST
CORRESPOND WITH THE          X__________(SIGNATURE)
NAME(S) AS WRITTEN
UPON THE FACE OF THE         THE SIGNATURE(S) SHOULD BE
CERTIFICATE IN EVERY         GUARANTEED BY AN ELIGIBLE
PARTICULAR WITHOUT           GUARANTOR INSTITUTION (BANKS,
ALTERATION OR                STOCKBROKERS, SAVINGS AND LOAN
ENLARGEMENT OR ANY           ASSOCIATIONS AND CREDIT UNIONS
CHANGE WHATEVER.             WITH MEMBERSHIP IN AN APPROVED
                             SIGNATURE GUARANTEE MEDALLION
                             PROGRAM), PURSUANT TO S.E.C. RULE
                             17Ad-15.
                             SIGNATURE(S) GUARANTEED BY: